Form 8-K Dated February 17, 1998
Purus, Inc.
File no. 0-22408
Exhibit No. 1

US$1,800,000.00                                 February 17, 1998

                        CASA SOLAZ, INC.
                 6% Convertible Promissory Note

      CASA SOLAZ, INC., a corporation duly organized and existing under the laws of the state of Nevada (hereinafter referred to as the "Company"), for value received, hereby promises to pay to PURUS, INC., a Delaware corporation, or its order, the principal sum of ONE MILLION EIGHT HUNDRED THOUSAND US DOLLARS ($1,800,000.00), on December 31, 1999 (the "Maturity Date"), upon presentation and surrender of this promissory note ("Note") at the offices of the Company at 17246 Quail Court, Morgan Hill, CA 95037, in such lawful money of the United States of America as at the time of payment shall be legal tender for the payment of public and private debt, and to pay at that time in like lawful tender interest on the unpaid principal at a rate per annum (calculated on the basis of the actual number of days elapsed in a 365-day year) equal to 6%, from and after the date of issuance or from the most recent date on which interest has been paid or duly provided for, as the case may be.

      This Note is subject to the following further terms and material provisions:

      1. Prepayment. The Note is subject to prepayment at any time after the issue date, upon not less than 30 nor more than 50 days' notice by mail, in whole or in part, at the election of the Company. For a period of 15 days following the date of written notice of prepayment, the holder may convert the outstanding amount of the Note, or any portion thereof, to Series A Convertible Preferred Stock of the Company as provided in paragraph 7, below. On the date fixed for repayment, the Note shall cease to bear interest. Upon surrender of the Note for repayment in accordance with said notice of prepayment by the Company, the amount of principal and interest due shall be paid in cash or certified funds. If the Note is prepaid only in part, the holder shall present the Note to the Company for notation thereon of such partial repayment. The obligation of the Company to prepay the Note shall be evidenced by a resolution of the board of directors of the Company.

      2. Satisfaction and Discharge of Note. This Note shall cease to be of further effect (except as to any surviving rights of conversion, transfer or exchange herein expressly provided for) when,

          (a)  The Company has paid or caused to be paid all sums
          payable   hereunder  by  the  Company,  including   all
          principal amounts and interest accrued under the  Note;
          and

          (b) All the conditions precedent herein provided for relating to the satisfaction and discharge of this Note have been complied with.

      3. Security. This Note and the obligations represented hereby shall be secured by all of the assets of the Company pursuant to a security agreement of even date herewith ("Security Agreement"), and by all of the capital stock of all subsidiary corporations of the Company pursuant to one or more pledge agreements (collectively "Pledge Agreement") of even date herewith. The Security Agreement and Pledge Agreement are collectively referred to herein as the "Security Documents".

      4. Events of Default. "Event of Default" when used herein, whatever the reason for such event of default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or other order of any court or any order, rule or regulation of any administrative or governmental body, or be caused by the provisions of any paragraph herein means any one of the following events:

          (a) Default in the payment of interest on the Note when it becomes due and payable, whether at maturity, upon prepayment by declaration, or otherwise;

          (b) Default in the payment of the principal on the Note when due, whether at maturity, upon prepayment by declaration, or otherwise;

          (c)   Default  in  the performance  or  breach  of  any
          covenant or warranty of the Company or any of its subsidiaries under this Note or the Security Documents (other than a covenant or warranty the default or breach of which is elsewhere in this section specifically dealt with), and continuation of such default or breach for a period of 60 days after there has been given to the Company by the holder a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a notice of default hereunder;

          (d) The entry of a decree or order by a court having jurisdiction in the premises adjudging the Company or any subsidiary of the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any subsidiary of the Company under the Federal Bankruptcy Act or any other applicable federal, state, or foreign law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of any of the Company or its subsidiaries or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order not stayed and in effect for a period of 60 consecutive days; or

          (e) The institution by any of the Company or its subsidiaries of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or a filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Act or any other applicable federal, state or foreign law; or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or other similar official of any of the Company or its subsidiaries or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by any of the Company or its subsidiaries in furtherance of any such actions.

      5. Acceleration of Maturity. If an event of default occurs and is continuing then, in every such case, the holder may declare the principal and all accrued interest of the Note to be due and payable immediately, by a notice in writing to the Company of such default, and upon any such declaration, such principal and accrued interest shall become immediately due and payable. At any time after such declaration of acceleration has been made and before a judgment or decree for payment of money due has been obtained by the holder, the holder, by written notice to the Company, may rescind and annul such declaration and its consequences if all events of default, other than the non-payment of the principal or interest on the Note which have become due solely by such acceleration, have been cured or waived as provided below. No such rescission shall affect any subsequent default or impair any right consequent thereon.

      6. Suits for Enforcement. If an event of default occurs and is continuing, the holder may, in its discretion, proceed to protect and enforce its rights by such appropriate judicial proceedings as the holder shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement under this Note or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     (a)  THIS  NOTE SHALL BE DEEMED TO BE A CONTRACT MADE  UNDER
          AND  GOVERNED  BY  THE INTERNAL LAWS OF  THE  STATE  OF
          CALIFORNIA.

     (b) THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY CALIFORNIA STATE OR FEDERAL COURT IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE AND THE COMPANY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH CALIFORNIA STATE OR FEDERAL COURT. THE COMPANY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF ANY INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

     (c) The Company irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of the copies thereof by certified mail, return receipt requested, postage prepaid, to it at its address set forth herein, such service to become effective upon the earlier of
          (i)  the  date 10 calendar days after such  mailing  or
          (ii) any earlier date permitted by applicable law. Nothing in this paragraph shall affect the right of the holder to bring proceedings against the Company in the courts of any other jurisdiction or to serve process in any other manner permitted by applicable law.

     (d) THE COMPANY AND HOLDER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION
          WITH, THIS NOTE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE COMPANY OR HOLDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE HOLDER ENTERING INTO THIS NOTE AND MAKING THE LOAN TO THE COMPANY EVIDENCED HEREBY.

     (e) The Company agrees to pay and hold the holder harmless from any stamp, documentary, intangibles, transfer or similar taxes or charges, and all recording or filing fees with respect to this Note or any payments to be made thereunder, and to reimburse the holder upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and expenses) incurred by the holder in enforcing the obligations of the Company under this Note or in connection with any restructuring or "work-out" of any such obligations.

      7. Conversion. Subject to, and in compliance with, the provisions contained herein, the holder of the Note is entitled, at holder's option, at any time on or before the Maturity Date (or in case this Note or some portion hereof shall be called for repayment prior to such date or there shall be a declaration of acceleration of maturity under paragraph 5, above, then until and including, but not after, the close of business within 15 days of the date of notice of repayment or the date of declaration, as the case may be), to convert all or any portion of the principal amount of this Note into fully paid and non-assessable shares of the Series A Convertible Preferred Stock of the Company ("Series A Stock"), at a conversion value of $4.00 of principal amount for one share of Series A Stock. Conversion shall be effected by surrender of this Note, duly endorsed (if so required by the
Company), to the Company at its offices set forth herein accompanied by written notice of conversion specifying the amount of the principal of the Note to be converted. On conversion, the holder of the Note when surrendered for conversion shall be entitled to payment in cash of the interest accrued to the date of conversion. No fractional shares will be issued upon conversion, but if the conversion results in a fractional interest, the number of shares of Series A Stock issued shall be rounded to the nearest whole share. So long as this Note remains undischarged, the Company shall not, without the prior written consent of the holder: pay any dividend payable in shares upon its preferred stock or common stock, or make any distribution, including a cash or property dividend, out of earnings or earned surplus, to the holders of its shares; enter into any plan of capital reorganization or of reclassification of the preferred stock or common stock of the Company; or merge, consolidate or encumber or sell all or substantially all of its assets other than in the ordinary course of business.

      8. Notices; Waiver. All notices hereunder shall be in writing or by telecopy and shall be sufficiently given to the Company or holder if addressed or delivered to them at the following addresses:

     If to the Company:       Casa Solaz, Inc.
                         Attn:  Donald Winstead
                         17246 Quail Court
                         Morgan Hill, CA  95037
                         Telecopy (408) 782-2198

     If to holder:            Purus, Inc.
                         Attn:  President
                         605 Tennant Avenue, Suite B
                         Morgan Hill, CA  95037-5529
                         Telecopy (408) 778-3466

or at such other address as any party may designate to any other party by written notice. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when received, if deposited in the mail, postage prepaid; when transmission is verified, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery. Where this Note provides for notice, such notice may be waived in writing by the person entitled to receive such notice, either before or after the date on which the person entitled to receive such notice and either before or after the event, and such waiver shall be the equivalent of such notice.

      9. Restrictions. The holder of this Note, by acceptance hereof, both with respect to the Note and the Series A Stock issuable upon conversion of the Note, agrees and acknowledges that:

               THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE
          NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE ACT OR THE LAWS OF THE APPLICABLE STATE OR A "NO ACTION" OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE STATUTES.

      10. Warrant. For and in consideration of the agreement of the holder to make the loan to the Company contemplated by this Note, the Company shall issue to the holder concurrently with the execution of this Note a warrant to purchase 550,000 shares of Series A Stock at a price of $4.00 per share exerciseable on or before December 31, 1998.

     11.  Miscellaneous

     (a) The provisions of this Note and the Security Documents may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and, (i) in the case of an amendment or modification, is consented to by the Company and holder and (ii) in the case of a waiver of obligation of the Company or compliance with any prohibition contained in this Note or Security Documents, is consented to by the holder.
     (b) No failure or delay on the part of the holder in exercising any power or right under this Note or the Security Documents shall operate as a wavier thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Company in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the holder shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or regulatory approval thereafter to be granted hereunder.

     (c) Any provision of this Note or the Security Documents which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Note or the Security Documents or affecting the validity or enforceability of such provision in any other jurisdiction.

     (d) The various headings of this Note and the Security Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Note or the Security Documents or any provisions hereof or thereof.

     (e) This Note shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Company may not assign or transfer its rights or obligations hereunder without the prior written consent of the holder.

     (f) The Company hereby waives all requirements as to diligence, presentment, demand of payment, protest and notice of any kind with respect to this Note. All amounts owing hereunder are payable by the Company without relief from any valuation or appraisal laws.

     DATED this 17th day of February, 1998.

                                   CASA SOLAZ, INC.

                                   By /s/ Donald  Winstead, President